Pantheon China Acquisition Corp.
and
China Cord Blood Services Corporation

Transaction Summary
March 2009

中國臍血庫企業集團
China Cord Blood Services Corporation

Presentation Guidelines

- These materials were prepared by China Cord Blood Services Corporation (the "Company") and have not been independently verified. No representations or warranties, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information presented or contained in these materials. Neither the Company nor any of its affiliates, advisers or representatives accept any responsibility whatsoever for any loss howsoever arising from any information presented or contained in these materials.

- These materials contain statements that reflect the Company's beliefs and current expectations about the future. These forward-looking statements are not guarantees of future performance and are based on a number of assumptions about the Company's operations and factors beyond the Company's control, and accordingly, actual results may differ materially from these forward-looking statements. The Company has no obligation and does not undertake any obligation to revise forward-looking statements to reflect future events or circumstances.

- These materials were prepared in respect of the proposed transaction involving the Company and Pantheon China Acquisition Corp. ("Pantheon"). These materials do not constitute a "prospectus" within the meaning of the United States Securities Act of 1933, as amended, and no part of these materials shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. In connection with the proposed transaction, Pantheon Cayman, a wholly-owned subsidiary of Pantheon, has filed with the SEC a Registration Statement on Form S-4, and Pantheon has filed a preliminary proxy statement/prospectus for the special meeting with the SEC. Pantheon stockholders are urged to read the Registration Statement and the preliminary proxy statement/prospectus, and the definitive proxy statement/prospectus when they are available, as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about the Company, Pantheon, Pantheon Cayman and the proposed transaction. The definitive proxy statement/prospectus will be mailed to stockholders of Pantheon after the Registration Statement is declared effective by the SEC. Pantheon stockholders will be able to obtain the Registration Statement, the proxy statement/prospectus and any other relevant filed documents for free at the SEC's website (www.sec.gov). The definitive proxy statement/prospectus will contain detailed information about the Company and its management as well as the financial statements of the Company. These documents can also be obtained for free from Pantheon by directing a request to Pantheon China Acquisition Corp, Suite 10-64, #9 Jianguomenwai Avenue, Chaoyang District, Beijing, China, 100600, Attn: Mark D. Chen.

- The Company, Pantheon, and their respective directors and officers may be deemed to be participants in the solicitation of approvals from Pantheon's stockholders in respect of the proposed transaction. Information regarding the Company and Pantheon's directors and executive officers in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in Pantheon's proxy statement/prospectus filed with the SEC and in Pantheon's Annual Report on Form 10-K for the year ended December 31, 2007.

Transaction Summary

Target	China Cord Blood Services Corporation (CCBS)
Transaction Structure	Pantheon Cayman will acquire no less than 93.94% of CCBS's shares through a share exchange transaction pursuant to which Pantheon Cayman will issue to each of the Selling Shareholders a number of Pantheon Cayman shares in exchange for CCBS shares
Shares Exchange	Pantheon Cayman will issue common shares in exchange for shares of CCBS at the ratio of approximately 1:2.8. Pantheon may issue a total of 57,851,240 shares for up to 100% of CCBS shares. Currently at least 93.94% of CCBS shareholders have elected to participate in this exchange
Consideration	The implied "pre-money" valuation of 100% of CCBS is US$350 million, assuming the value of Pantheon Cayman share issued in the shares exchange is US$6.05 per share.
Listing/Trading	Pantheon China Acquisition Corp. (OTC: PCQC, PCQCW, PCQCU) to be redomesticated to Cayman Islands, renamed to China Cord Blood Corporation, and to be contingently approved for listing on NYSE (subject to approval) at closing.

- **Earn-Out Warrants**
  - Pantheon Cayman will issue to senior management up to 9 million performance based warrants
  - Exercise price is equal to the lower of US$5.00 or the market price of a Pantheon shares on date of the issuance
  - Expiration date is on the fifth anniversary of issuance
- **Circumstances for Warrant Issuance**
  - 2.5 million warrants in fiscal year ending March 31, 2009 if not less than a 30% increase in the number of New Subscribers year over year
  - 3 million warrants in fiscal year ending March 31, 2010 if not less than a 30% increase in the number of New Subscribers year over year
  - 3.5 million warrants in fiscal year ending March 31, 2011 if not less than a 30% increase in the number of New Subscribers year over year

Corporate Structure - Pre-Transaction



Pantheon China Shareholders
Golden Meditech
Other Shareholders
Pantheon China
50.25%
49.75%
Pantheon Arizona
China Cord Blood Services Corporation(1)
(Cayman Islands)
Acquisition

(1) Golden Meditech holds a 50.25% equity interest; the remaining 49.75% equity interest is held by various institutional investors.

Corporate Structure - Post Transaction



Golden Meditech
Other Shareholders
Pantheon China Shareholders
Pantheon Cayman
(Cayman Islands)
(U.S Public Company)
Other non-participating original shareholders of CCBS
93.94%
China Cord Blood Services Corporation
(Cayman Islands)

Our Business Model

Fully Integrated Cord Blood Storage Services



Collection
Transportation
Testing
Processing
Storage

New Subscribers



30,000
25,000
20,000
15,000
10,000
5,000
0
CAGR = 99.1%
6,574
12,347
26,060
FY2006
FY2007
FY2008

* This is one of the payment options and the discussion of fee structure is by way of example only

Fee Structure* & Services

Fee-Based Services	One-time Processing Fee	RMB5,000
	Annual Storage Fee (Net)	RMB500 x 18 years
Medical Insurance	Offer complimentary medical insurance for the subscribers to (i) make subscription more valuable and (ii) lock in subscribers for a longer period of time	

中國臍血庫企業集團
China Cord Blood Services Corporation

Corporate Strategy

Further Penetrate Existing Markets

Expand Geographic Coverage

Pursue Strategic Relationship in Domestic and International Markets

II. Investment Highlights

中國臍血庫企業集團
China Cord Blood Services Corporation

Investment Highlights

1. Fast Growing Industry with Huge Potential
2. PRC Market – Competitive Advantage
3. Early Entrant Advantage
4. Extensive Hospital Networks and Advanced Infrastructure
5. Well-Developed and Effective Marketing Programs
6. Unique Cashflow Visibility
7. Capable and Experienced Management Team

#1 Fast Growing Industry with Huge Potential

Strong Global Demand for Cord Blood Banking Services

Economic growth favors precautionary healthcare measures

Increasing public awareness of the benefits of cord blood storage


Cord Blood
Banking Services

Aging population drives demand for medical care

Expanded applications of cord blood stem cell transplants are likely to further stimulate the demand

中國臍血庫企業集團
China Cord Blood Services Corporation

#2 PRC Market – Competitive Advantage

Number of Newborns in China is Much Higher Than Other Developed Countries


Newborns '000
16,500
13,200
9,900
6,600
3,300
0
15,946
4,208
1,172
662
569
China
USA
Beijing + Guangdong
UK
South Korea

Source: Frost and Sullivan Research and public sources (2006 figures, except 2007 figure for China)

One-Child Policy Drives Demand

- One-child policy gives Chinese parents incentives to commit a larger percentage of disposable income to the well-being of their children
- Encourages the use of cord blood banking services because there is no available cord blood unit from siblings
- With higher awareness of the benefits of cord blood storage, more Chinese parents are expected to subscribe for the services to enhance the survival chances of their children in event of a critical illness

Growing Healthcare Expenditure


RMB billion
1,000
900
800
700
600
500
400
300
200
100
0
459
856
CAGR: 13.6%
2000
2005

Source: China Ministry of Health

Rapid Growth of Disposable Income Per Capita in Urban Areas


RMB
11,000
8,800
6,600
4,400
2,200
0
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
8,472
9,422
10,943
10%
11.2%
16.1%
2003
2004
2005
Disposable Income per Capita
Growth

Source: National Bureau of Statistics of China

中國臍血庫企業集團
China Cord Blood Services Corporation

#2 PRC Market – Competitive Advantage

Licensing System in China

- Only <u>ONE</u> cord blood banking license is granted in each province or municipality
- Only the licensed operator is authorized to operate in the region
- Government will issue up to 10 licenses in 10 different provinces or municipalities by 2010, with 6 licenses already granted

Key Steps in Obtaining License



Applicant notifies regional Department of Health (DOH) its intention to operate a cord blood bank
DOH scrutinizes the application to ensure the capability of the applicant to provide quality service
Applicant submits formal application to DOH
DOH issues license
Generally takes several years

Regions with Issued Cord Blood Licenses

- There are 31 provinces and municipalities in China



Beijing
Tianjin
Sichuan
Shandong
Shanghai
Guangdong

Penetration Rate (As at December 31, 2006)



12.0%
8.0%
4.0%
0.0%
11.4%
11.0%
4.7%
3.7%
Beijing
South Korea
UK
United States

中國臍血庫企業集團
China Cord Blood Services Corporation

#3 Early Entrant Advantage

Holding Two Out of the Six Cord Blood Banking Licenses in China

Setting Industry Standards

- The Company has been consulted by the Government on industry standards and regulatory frameworks

Pioneer in the Cord Blood Banking Industry in China

- First cord blood banking operator in China, successfully commercializing cord blood banking service
- First operator to provide fee-based subscription services

Proven Track Record and Strong Brand Equity

- High customer satisfaction, with almost no complaints

#4 Extensive Hospital Networks and Advanced Infrastructure

Strong Hospital Network

- Collaborating with more than 90 major hospitals in Beijing, and over 80 major hospitals in Guangdong as of Sep 2008
- Collaborating hospitals perform cord blood collection and provide a platform for sales and marketing activities
- Expanding its current network in Beijing and Guangdong



Advanced Infrastructure

- Facilities equipped with state-of-the-art laboratories, storage cylinders, automated monitoring systems and advanced equipment to handle the testing, processing and storage of cord blood
- Building new sites which would substantially increase capacity in near future



Quality Assurance

- Both Beijing and Guangdong operations accredited with GB/T19001-2000 (equivalent to ISO-9001), which are the national standards for quality control in China
- Laboratories complying with the internationally recognized Good Laboratory Practice (GLP) standards


BCC

#5 Well-Developed and Effective Marketing Programs

To Maximize Reach to Our Target Customer – Expectant Parents


General Media & Family Planning Council
Seminars
Word of Mouth
One-on-one Sales
Ads in Hospitals
Specialized magazines for expectant parents
Pre-natal classes

中國臍血庫企業集團
China Cord Blood Services Corporation

#5 Well-Developed and Effective Marketing Programs

Comprehensive Sales and Marketing Materials


脐带血通讯


脐带血通讯


脐带血通讯
3


脐带血通讯


脐带血通讯
5


脐带血通讯
6


脐带血通讯
7


脐带血通讯




脐带血




BEIJING CORD BLOOD BANK
脐带血

中國臍血庫企業集團
China Cord Blood Services Corporation

#6 Unique Cash Flow Visibility
Subscription-Based Revenue Model

Illustrative Revenue Model



RMB 5,000
RMB 500
RMB 500
RMB 500
RMB 500
RMB 500
Year 1
Year 2-18
One-Time Processing Fee
Annual Storage Fee

Attractive Financial Profile Benefiting from a Highly Visible Subscription-Based Business Model

Substantial Upfront Cash Inflows from Initial Processing Fees as well as Steady Continuous Cash Inflows from Annual Storage Fees

Long-Term Cashflows Expected to Increase Continuously as Subscriber Base Continues to Grow

[1] *Our customers have the right to terminate their subscription agreements with us prior to the end of the 18-year term, and the children have the option of continuing them beyond 18 years.*

#7 Capable and Experienced Management Team

Ting (Tina) Zheng
Chairman and CEO

- Over 10 years of experience in the field of corporate strategies and developments in the healthcare industry
- Played a critical role Golden Meditech on HKEx and IPO of China Medical Technology on NASDAQ
- Responsible for the acquisition of Nuoya and investment in CordLife

Feng Gao
Chief Operating Officer

- Over 20 years of marketing and managerial experience in healthcare industry
- PhD in business administration from Sino-European International Management Institute

Albert Chen
Chief Financial Officer

- Key person in the acquisition of Nuoya and investment in CordLife
- In charge of the company's finance-related matters, including accounting, budget planning, corporate structuring and investment in foreign healthcare companies

Yue Deng
Chief Marketing Officer

- In charge of strategic development and implementation, and management of Nuoya
- Over 15 years of experience in sales and marketing, customer services, government relationship and management

Successful Experience in Beijing and Guangdong

New Subscriber Sign-ups



28,000
24,000
20,000
16,000
12,000
8,000
4,000
0
Subscribers
CAGR = 99.1%
6,574
12,347
26,060
FY2006
FY2007
FY2008

Total Subscribed Units Stored



60,000
50,000
40,000
30,000
20,000
10,000
0
Units
CAGR = 112.1%
10,975
23,322
49,382
FY2006
FY2007
FY2008

中國臍血庫企業集團
China Cord Blood Services Corporation

III. Future Strategy and Outlook

中國臍血庫企業集團
China Cord Blood Services Corporation

Our Growth Strategies

- ☑ **Further Penetrate Existing Markets**
- ☑ **Expand Geographically through Obtaining Additional Licenses and Acquisitions**
- ☑ **Pursue Strategic Relationship in Domestic and International Markets**

Further Penetrate Existing Markets

- Seek further support on our operations from governmental organizations, industry associations, hospitals and general public

- Reach more potential subscribers through more comprehensive hospital network, better trained sales and marketing force, and stronger presence of sales force in hospitals


Guangdong
Beijing

- Heighten public awareness of the benefits of cord blood stem cells through promoting the clinical application of blood stem cells

Expand Geographically Through Obtaining Additional Licenses and Acquisitions

- The PRC government intends to issue 4 additional cord blood banking licenses by 2010
- Through applying for additional licenses and acquiring other cord blood bank operators, CCBS may achieve exponential growth


Beijing
Strong growth potential as cord blood banking licenses have not been granted in many regions
Guangdong


Through the equity stake in CordLife, CCBS becomes a geographically diverse cord blood banking player, and has solid platform to expand globally

Pursue Strategic Relationship in Domestic and International Markets

Objective	■ To complement existing capabilities ■ To increase international exposure
Strategy	■ Making strategic investments in other cord blood bank operators ■ Entering into joint ventures with other healthcare companies
Successful Example	■ CCBS owns 18.9% equity interest in CordLife — A provider of cord blood banking services listed on the Australian Stock Exchange — Operations in Singapore, Australia, Hong Kong, the Philippines and Thailand — Recently commenced operations in India and Indonesia, where cord blood banking licenses are extremely difficult to obtain

IV. Financial Highlights

中國臍血庫企業集團
China Cord Blood Services Corporation

Key Change in Revenue and Cost Recognition
Revenue Recognition

- On September 25, 2007, in line with industry practice, CCBS modified subscription contracts to waive the penalties for early termination prior to the end of 18 years, resulting in a change in revenue and costs recognition as CCBS is now able to separate revenues from subscription services into processing services and storage services as two separate units of accounting

Prior to September 25, 2007


278
278
278
278
500
500
Year 1
Year 2-18

On or After September 25, 2007


5,000
500
500
500
500
500
Year 1
Year 2-18

Key Change in Revenue and Cost Recognition

Cost Recognition


Prior to September 25, 2007
On or After September 25, 2007
Year 1
Year 2-18
Year 1
Year 2-18
Direct Costs Associated with Delivery of Processing Service
Other Direct Costs
Sales Commission
Other SG&A Expenses

Key Change in Revenue and Cost Recognition

		Prior to September 25, 2007	On or after September 25, 2007
Revenue	**Processing Fee**	■ Recognized on a straight line basis over 18 years together with storage fee	■ Recognized fully upon completion of the processing services
	Storage Fee	■ Recognized on a straight line basis over 18 years together with processing fee	■ Recognized annually
	Matching Fee	■ Recognized upon delivery of matching units	■ No change
Cost	**Direct Cost**	■ Incremental costs directly associated with delivery of processing service: amortized over 18 years ■ Other costs: recognized as incurred	■ All processing costs fully recognized upon completion of the services ■ No change
	Selling & Marketing Expenses	■ Sales commission: amortized over 18 years ■ Others: recognized as incurred	■ All recognized fully as incurred
	G&A Expenses	■ All recognized fully as incurred	■ No change
	R&D Expenses	■ All recognized fully as incurred	■ No change

Revenue Breakdown

Revenue as Reported[1]



240,000
220,000
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
RMB '000
CAGR = 521.6%
6,032
299
3,299
2,434
12,722
280
7,871
4,570
233,081
136,510
716
16,825
79,031
FY2006
FY2007
FY2008
Processing Fees
Storage Fees
Provision of Donated Cord Blood
Deferred Revenue Writing Back

Revenue (With Write-back Allocated to Previous Years)



240,000
220,000
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
RMB '000
CAGR = 103.1%
33,074
27,042
299
3,299
2,434
66,682
53,960
280
7,871
4,570
136,479
39,907
716
16,825
79,031
FY2006
FY2007
FY2008
Processing Fees
Storage Fees
Provision of Donated Cord Blood
Deferred Revenue Writing Back

[1] *Writing back all deferred revenues in previous years in FY2008 following the modification of subscription contract.*

Direct Costs and Operating Expenses

Direct Costs and Operating Expenses as Reported



110,000
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
RMB '000
107,678
20,363
26,580
37,165
23,670
30,977
13,467
3,491
8,878
5,151
29,760
1,500
8,927
11,698
7,636
FY2006
FY2007
FY2008
Total
Impairment Losses and Others
Research and Development Expenses
General and Administrative Expenses
Sales and Marketing Expenses
Deferred Costs Writing Back

Direct Costs and Operating Expenses (With Write-back Allocated to Previous Years)



110,000
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
RMB '000
81,412
20,363
26,580
10,899
23,670
38,543
13,467
3,491
8,878
7,566
5,151
43,901
1,500
8,927
11,698
14,141
7,636
FY2006
FY2007
FY2008
Total
Impairment Losses and Others
Research and Development Expenses
General and Administrative Expenses
Sales and Marketing Expenses
Deferred Costs Writing Back

中國臍血庫企業集團
China Cord Blood Services Corporation

Steady Margin Growth After Add-Backs and Stable Cash Flow


EBITDA Margin as Reported
RMB '000
(21,873)
(362.6)%
(13,820)
(108.6)%
56.2%
130,953
FY2006
FY2007
FY2008
EBITDA
EBITDA Margin
Adjusted EBITDA Margin[1]
-2,396
(7.2)%
39.0%
26,000
44.4%
60,616
Adjusted EBITDA
Adjusted EBITDA Margin
Operating Cash Flow[2]
7,412
43,930
67,930
CAGR = 202.8%

[1] Including write-back of deferred revenues and costs from previous years.
[2] Excludes impairment of construction in progress of RMB13,457,307 in 2006.

中國臍血庫企業集團
China Cord Blood Services Corporation

Income Statement (US GAAP) - Quarterly

Income Statement

(RMB '000)	Three months ended					
	30 Jun 07	30 Sep 07	31 Dec 07	31 Mar 08	30 Jun 08	30 Sep 08
Revenues	4,918	142,520	38,998	46,645	32,947	48,988
Direct costs	(3,394)	(35,491)	(9,841)	(12,009)	(10,509)	(11,667)
Gross profit	**1,524**	**107,029**	**29,157**	**34,636**	**22,438**	**37,321**
Operating expenses						
Sales and marketing	(4,007)	(8,952)	(6,060)	(7,561)	(7,664)	(7,382)
General and administrative	(4,701)	(5,142)	(4,807)	(5,713)	(5,871)	(5,107)
Total operating expenses	**(8,708)**	**(14,094)**	**(10,867)**	**(13,274)**	**(13,535)**	**(12,489)**
Operating (loss)/income	**(7,184)**	**92,935**	**18,290**	**21,362**	**8,903**	**24,832**
Other income /(expense), net						
Interest income	1,652	2,948	1,564	1,250	973	938
Exchange gain/(loss)	(912)	(791)	(713)	(449)	7	(88)
Write-off of deferred offering costs	0	0	0	0	0	(9,688)
Impairment loss on AFS equity securities	0	0	0	0	(22,654)	(4,944)
Others	16	(142)	1,455	4,421	(2,884)	1,738
Total other income, net	756	2,015	2,306	5,222	(24,558)	(12,044)
(Loss)/income before income tax and MI	**(6,428)**	**94,950**	**20,596**	**26,584**	**(15,655)**	**12,788**
Income tax benefit/(expense)	1,493	(12,753)	(2,256)	(4,292)	(1,958)	(5,840)
(Loss)/income before MI	**(4,935)**	**82,197**	**18,340**	**22,292**	**(17,613)**	**6,948**
MI	0	0	(36)	(848)	(426)	(1,169)
Net (loss)/ income	**(4,935)**	**82,197**	**18,304**	**21,444**	**(18,039)**	**5,779**

Income Statement (US GAAP) - Annual

Income Statement (For the year ended March 31)			
(RMB '000)	**FY2006**	**FY2007**	**FY2008**
Revenues	6,032	12,722	233,081
Direct costs	(5,151)	(7,635)	(60,735)
Gross profit	**882**	**5,087**	**172,346**
Operating expenses			
Research and development	-	(1,500)	-
Sales and marketing	(8,878)	(11,698)	(26,580)
General and administrative	(3,491)	(8,927)	(20,363)
Impairment losses and other operating expenses	(13,457)	-	-
Total operating expenses	**(25,826)**	**(22,125)**	**(46,943)**
Operating (loss)/income	**(24,944)**	**(17,038)**	**125,403**
Other income/(expense), net			
Interest income	8	2,793	7,414
Exchange gain/(loss)	3,170	1,122	(2,865)
Others	111	185	5,750
Total other income, net	3,288	4,099	10,299
(Loss)/income before income tax and minority interests	**(21,656)**	**(12,938)**	**135,702**
Income tax benefit/(expense)	3,597	3,361	(17,808)
(Loss)/income before minority interests	**(18,059)**	**(9,578)**	**117,894**
Minority interests	-	-	(884)
Net (loss)/income	**(18,059)**	**(9,578)**	**117,010**

Robust Balance Sheet and Strong Cash Flow (US GAAP)

Balance Sheet[1] (As at March 31)

(RMB '000)	FY2007	FY2008
Cash and cash equivalents	160,997	228,787
Accounts receivable (current + non-current)	7,609	48,717
Inventories (non-current)	22,131	25,963
Deferred cord blood processing costs (current + non-current)	27,074	-
PP&E	91,508	201,246
Total assets	**388,717**	**644,092**
Accounts payable	1,216	3,696
Deferred revenue (current + non-current)	130,572	86,937
Total liabilities	**137,551**	**123,121**
Redeemable ordinary shares	**159,185**	**361,682**
Shareholders' equity	**91,981**	**157,758**

Cash Flow[1] (As at March 31)

(RMB '000)	FY2006	FY2007	FY2008
Operating Cash Flow	**20,870**	**43,930**	**67,980**
Purchase of PP&E	(4,887)	(2,083)	(77,496)
Proceeds from disposal of PP&E	37,078	40,074	115
Purchase of structured deposit	-	-	(30,174)
Investment in available-for-sale equity securities	-	-	(53,699)
Investing Cash Flow	**32,191**	**(27,350)**	**(162,853)**
Financing Cash Flow	**(53,579)**	**144,945**	**172,002**
Net increase in cash and cash equivalents	**(518)**	**156,403**	**67,790**

[1] *Only key items are shown.*

V. Appendix

中國臍血庫企業集團
China Cord Blood Services Corporation

Overview of Cord Blood Stem Cells Therapies

Cord blood stem cells can divide and differentiate into cells with a defined and specialized function in human body, and can be used to treat a wide range of diseases

- Cord blood stem cells can go through numerous cycles of cell division and differentiate into cells with a defined or specialized function, which can replace lost or damaged cells in human body
- Cord blood stem cells can currently be used to treat over 75 types of diseases, including leukemia, thalassaemia, different types of cancer and coronary heart diseases[1]
- Cord blood is rich in stem cells and can be collected from the umbilical cord at child birth
- Cord blood banking industry preserves cord blood from childbirth to capture the opportunities made available by evolving treatments and technologies



Cord Blood Stem Cells
Self-renewal
Differentiation
Differentiated Cells

[1] *Frost and Sullivan Research.*